================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          ZARING NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          ZARING NATIONAL CORPORATION
                            11300 Cornell Park Drive
                                   Suite 500
                             Cincinnati, Ohio 45242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 23, 1998

TO THE SHAREHOLDERS OF ZARING NATIONAL CORPORATION:

     The Annual Meeting of Shareholders (the "Meeting") of Zaring National Corporation (the "Company") will be held on Thursday, April 23, 1998 at 9:00 a.m. at the Manor House Banquet & Conference Center, 7440 Mason-Montgomery Road, Mason, Ohio 45040, for the following purposes:

     1. To elect six directors to hold office until the 1999 Annual Meeting of Shareholders and until such time as their successors are duly elected and qualified;

     2. To approve amendments to the Company's Key Employees Stock Option Plan;

     3. To approve amendments to the Company's Outside Directors Stock Option Plan;

     4. To confirm the appointment of Arthur Andersen LLP as independent auditors of the Company for the 1998 fiscal year; and

     5. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Shareholders of record at the close of business on March 6, 1998 will be entitled to vote at the meeting and at any adjournment thereof.

                                          RONALD G. GRATZ
                                          Secretary
March 25, 1998

                                   IMPORTANT

     Your prompt dating, signing and returning of the enclosed proxy in the enclosed envelope would be appreciated. If you attend the Meeting, you may nevertheless vote in person should you desire. The return of proxies is important, regardless of the number of shares owned.

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Zaring National Corporation (the "Company"), 11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 45242, for use at the Annual Meeting of Shareholders of the Company to be held on April 23, 1998, and at any adjournment thereof (the "Meeting"). This Proxy Statement is being mailed to shareholders on or about March 25, 1998.

     On March 6, 1998, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), there were 4,765,788 of the Company's common shares without par value (the "Common Shares") outstanding, and each such share is entitled to one vote on each matter coming before the Meeting. In voting on the proposal to elect directors of the Company, the nominees receiving the greatest number of votes will be elected. Approval of any other matter properly coming before the Meeting requires the vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting, and entitled to vote.

                        VOTING AND REVOCATION OF PROXIES

HOLDERS OF COMMON SHARES

     An abstention from voting will be tabulated as a vote withheld (and thus will have the practical effect of a "no" vote in voting on the proposal to elect directors), but will be included in computing the number of Common Shares present for purposes of determining the presence of a quorum at the Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain Common Shares to vote on a particular matter, those Common Shares will be considered as present but not entitled to vote with respect to that matter. If a proxy card is signed and returned without specifying choices, the shares represented thereby will be voted (1) to elect as directors the six persons named below, (2) to approve amendments to the Company's Key Employees Stock Option Plan, (3) to approve amendments to the Company's Outside Directors Stock Option Plan; (4) to confirm Arthur Andersen LLP as independent auditors of the Company for fiscal year 1998 and (5) as recommended by the individuals named on the proxy card in their discretion with regard to other matters as may properly come before the Meeting.

     The members of the proxy committee, whose names are set forth on the accompanying form of proxy, were named by the Board of Directors of the Company. A shareholder giving a proxy in the accompanying form retains the power to revoke it by making a later appointment or by giving notice of revocation to the proxy tabulator, The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263. Attendance at the Meeting does not in itself revoke the appointment; however, it may be revoked by giving notice in open meeting. A revocation made during the Meeting will not affect any vote previously taken.

PARTICIPANTS IN RETIREMENT BENEFIT PLAN

     Separate proxy cards are being submitted to all persons who have Common Shares allocated to their accounts as participants or beneficiaries under the Zaring National Corporation Retirement Benefit Plan (the "RBP Plan"). It is anticipated that a representative of PNC Bank, National Association ("PNC"), which acts as Trustee for the RBP Plan, will attend the Meeting in order to vote, in accordance with the instructions of the participants or their beneficiaries, the shares which it holds of record as Trustee and which have been allocated to the participants' accounts. If a proxy card is signed and returned without specifying choices, the shares represented thereby will be voted (1) to elect as directors the six persons named below, (2) to approve amendments to the Company's Key Employees Stock Option Plan, (3) to approve amendments to the Company's Outside Directors Stock Option Plan, and (4) to confirm Arthur Andersen LLP as independent auditors of the Company for fiscal year 1998. If no proxy card is received from a participant or beneficiary, no vote will be cast as to the shares represented thereby as to the above three matters. PNC, as Trustee of the RBP Plan will determine the vote of the shares held by such plan as to any matters other than the above three items which properly come before the Meeting.

     Any RBP Plan participant or beneficiary giving a proxy in the accompanying form retains the power to revoke it by making a later appointment or by giving notice of revocation to PNC. Under the rules of the RBP Plan, only PNC, as the Trustee of the plan, can vote the shares allocated to the accounts of participants, even if such participants or their beneficiaries attend the Meeting in person.

COSTS OF SOLICITATION

     The Company will bear the costs of solicitation of proxies, including the charges and expenses of stock brokerage firms, banks, trust companies and others for forwarding solicitation materials to beneficial owners of shares. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone.

                             ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

     The Company's Amended Regulations provide that the number of directors shall be not less than five or more than nine and that such number shall be determined by the affirmative vote of a majority of the whole Board of Directors present at any meeting of the Board of Directors at which a quorum is present. Directors are elected for a one-year term until the next Annual Meeting of Shareholders.

                        INFORMATION CONCERNING NOMINEES

     Six directors will be elected at the Meeting. The Board of Directors has nominated Allen G. Zaring, III, John R. Brooks, Murat H. Davidson, Daniel W. Geeding, Robert N. Sibcy and John H. Wyant to serve as directors of the Company until the 1999 Annual Meeting of Shareholders and until such time as their respective successors are elected and qualified.

     If any nominee is unable or unwilling to serve as a director on the date of the Meeting (a situation which is not contemplated by the Board of Directors at the present time), proxies will be voted by the proxy committee for the election of such substitute as the Board of Directors may recommend and for the remaining nominees.

     The following table sets forth information with respect to the age and experience of nominees for election as directors.

                                                        POSITIONS WITH             YEAR FIRST ELECTED
               NOMINEE                  AGE              THE COMPANY                   A DIRECTOR
               -------                  ---             --------------             ------------------
John R. Brooks........................  53       Director                                 1979
Murat H. Davidson.....................  53       Director                                 1989
Daniel W. Geeding (a).................  55       Director                                 1993
Robert N. Sibcy.......................  54       Director                                 1995
John H. Wyant (a).....................  51       Vice-Chairman of the Board               1994
Allen G. Zaring, III (a)..............  56       Chairman of the Board                    1964

---------------
(a) Member of the Executive Committee of the Board of Directors. The membership of the Executive Committee includes the Chairman of the Board.

     John R. Brooks is a member of the Audit and Compensation Committees. Mr. Brooks is the President of John R. Brooks Associates, Inc., a financial consulting firm. From 1996 to 1997, Mr. Brooks served as a consultant to The Seven Hills Schools, a private school in Cincinnati. From 1990 to 1996, Mr. Brooks served as the Business Affairs Director of The Seven Hills Schools.

     Murat H. Davidson has been a director of the Company since 1989. Mr. Davidson is a partner and the managing director of Regan Partners, L.P. From 1993 to 1995, he was the managing director of Tiger

Management Corp. Prior to joining Tiger, Mr. Davidson was the managing director of Dreman Value Management L.P. He has 23 years of portfolio management experience.

     Daniel W. Geeding is a member of the Executive, Audit and Compensation Committees. Mr. Geeding is the Director of the Center for International Business at Xavier University and a Professor of Management at Xavier University. From 1988 to 1997, Mr. Geeding was the Dean of the Xavier University College of Business Administration. He is also on the Board of Directors of Glenway Financial Corporation and Frisch's Restaurants, Inc.

     Robert N. Sibcy has been a director of the Company since 1995. Mr. Sibcy is President and the owner of Sibcy Cline, Inc., a real estate brokerage firm.

     John H. Wyant is currently Vice Chairman of the Board of the Company and a member of the Executive, Audit and Compensation Committees. He is the founder and general partner of Blue Chip Venture Capital Fund, a venture capital fund formed in 1992 to invest in privately-held companies. He has served as Chief Executive Officer of Nutrition Technology Corporation and Home Entertainment Network. Mr. Wyant also serves as a director of Ciao Cucina Corporation.

     Allen G. Zaring, III formed the principal predecessor to the Company in 1964 and is currently Chairman of the Board of the Company. He is a member of the Executive Committee of the Board of Directors. Mr. Zaring is on the local advisory board of the PNC Bank National Association and is a member of the Board of Advisors of Blue Chip Venture Capital Fund.

                               SECURITY OWNERSHIP

     The following table sets forth information, as of March 6, 1998 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Shares, (b) each current director and nominee for director of the Company, (c) each current executive officer of the Company named in the Summary Compensation Table herein, and (d) all directors and executive officers of the Company as a group:

                                                           AMOUNT AND NATURE
                                                             OF BENEFICIAL         PERCENT
                       SHAREHOLDER                           OWNERSHIP (A)         OF CLASS
                       -----------                         -----------------       --------
Allen G. Zaring, III.....................................      2,730,614(b)(c)       57.02%
The Zaring Family Limited Partnership....................      2,000,000(b)          41.77%
John R. Brooks...........................................        117,340(c)           2.45%
George E. Casey, Jr......................................         23,581                 *
Murat H. Davidson........................................         19,039(c)              *
Daniel W. Geeding........................................          3,800(c)              *
Ronald G. Gratz..........................................         10,933                 *
Daniel W. Jones..........................................         14,268                 *
Matthew S. Massarelli....................................            412                 *
Robert N. Sibcy..........................................        293,100(c)           6.12%
John H. Wyant............................................          4,000(c)              *
Allen G. Zaring, IV......................................              6                 *
All directors and executive officers as a group (31
  persons)...............................................      3,243,743             67.74%

---------------

*   Percent of class is less than 1%

(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, the amounts owned reflect (i) direct beneficial ownership, and
    (ii) the person indicated has sole voting and investment power.

(b) Includes the following Common Shares: 715,203 owned individually by Allen G. Zaring, III, 11,012 owned by Mr. Zaring's spouse, Anne M. Zaring, and 2,000,000 held by the Zaring Family Limited Partnership of which Allen G. Zaring, III and Anne M. Zaring are general partners.

(c) Includes Common Shares subject to outstanding options under the Company's stock option plans. The percentages shown in the foregoing table are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Company's stock option plans that are exercisable by directors and officers within 60 days, in addition to the number of Common Shares actually outstanding. Such amounts are:

Allen G. Zaring, III........................................     4,399
John R. Brooks..............................................     1,500
Murat H. Davidson...........................................     1,500
Daniel W. Geeding...........................................     1,500
Ronald G. Gratz.............................................     1,584
Daniel W. Jones.............................................     6,139
Matthew S. Massarelli.......................................         0
Robert N. Sibcy.............................................     1,000
John H. Wyant...............................................     1,500
Allen G. Zaring, IV.........................................         0

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by it, and by statements of officers and directors that they complied with all applicable filing requirements, the Company's officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them, except as follows: Mr. Wyant filed three late Form 4s reporting his purchase of 500 shares on May 16, 1997, his wife's sale of 2,500 shares on May 1, 1997 and his children's sale of 1,000 shares on September 11, 1996.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee, the members of which are not officers or employees of the Company. The Audit Committee, which held four meetings during fiscal year 1997, recommends to the Board of Directors the independent auditors to be employed by the Company; consults with the independent auditors on the scope of the annual audit; approves the fees paid to the independent auditors for audit services; reviews reports of examination of the independent auditors, internal auditors and regulatory authorities; and reports to the Board of Directors with respect to all of the foregoing. The members of the Audit Committee are Messrs. Geeding (Chairman), Brooks and Wyant.

     The Board of Directors has a Compensation Committee, the members of which are not officers or employees of the Company. The Compensation Committee, which held three meetings during fiscal year 1997, is responsible for developing the Company's executive compensation principles, policies and programs and recommending them to the Board of Directors. The Compensation Committee also recommends to the Board of Directors, on an annual basis, the amount and type of compensation to be paid to the Chief Executive Officer and, with advice from the Chief Executive Officer, to each of the other executive officers of the Company. The members of the compensation Committee are Messrs. Brooks (Chairman), Geeding and Wyant. See "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

     The Board of Directors has an Executive Committee, which held two meetings during fiscal year 1997. During intervals between meetings of the Board of Directors, the Executive Committee has the authority to exercise all the powers of the Board of Directors, except that it is not empowered to declare dividends, to elect or remove officers, or to fill vacancies on the Board of Directors or on the Executive Committee. All actions of the Executive Committee are reported to the Board of Directors at its next meeting and are subject to revision or alteration by the Board of Directors. The members of the Executive Committee are Messrs. Zaring (Chairman), Geeding and Wyant.

     The Board of Directors held 4 meetings during fiscal year 1997. Each current director who held that office throughout the fiscal year attended 75% or more of those meetings and the meetings held during the fiscal year by all board committees on which he served.

     The Board of Directors does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

     The following table summarizes all annual and long-term compensation paid by the Company for services rendered the Company in all capacities for the fiscal years ended December 31, 1995 through December 31, 1997, for (i) the Chief Executive Officer, (ii) the four most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 1997 and (iii) George E. Casey, Jr., for whom disclosure would have been required but for the fact that he was not serving as an executive officer of the Company as of December 31, 1997 (collectively, the "Named Officers"):

                              SUMMARY COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION
                                                                      ------------------------------------
                        ANNUAL COMPENSATION                                   AWARDS             PAYOUTS
-------------------------------------------------------------------   -----------------------   ----------     ALL
                                                            OTHER                  SECURITIES                 OTHER
                                                           ANNUAL     RESTRICTED   UNDERLYING                COMPEN-
                                     SALARY     BONUS      COMPEN-      SHARES      OPTIONS/       LTIP       SATION
NAME AND PRINCIPAL POSITION  YEAR     ($)        ($)      SATION($)   AWARDS($)    SARS(#)(3)   PAYOUTS($)    ($)(4)
---------------------------  ----    ------     -----     ---------   ----------   ----------   ----------   -------
Allen G. Zaring, III.......  1997   $ 77,885   $      0      $ 0         $ 0         70,953        $ 0       $107,002
  Chairman (1)               1996     11,774          0        0           0          9,217          0        117,561
                             1995      4,855          0        0           0              0          0         79,414
George E. Casey, Jr........  1997   $200,000   $116,271      $ 0         $ 0         12,368        $ 0       $  5,191
  President & CEO (2)        1996    200,000    181,680        0           0         34,217          0          3,597
  Zaring Homes, Inc.         1995    192,308    161,180        0           0              0          0              0
Daniel W. Jones              1997   $121,323   $ 70,280      $ 0         $ 0          7,421        $ 0       $  3,651
  Executive Vice President   1996    114,039    134,253        0           0          5,069          0          6,652
  Zaring Homes, Inc.         1995    109,039    110,253        0           0              0          0              0
Ronald G. Gratz............  1997   $124,038   $ 26,199      $ 0         $ 0          5,676        $ 0       $  3,672
  CFO/Secretary/Treasurer    1996    120,000     29,160        0           0          3,318          0          1,123
                             1995     16,154          0        0           0              0          0              0
Matthew S. Massarelli......  1997   $107,885   $  6,372      $ 0         $ 0              0        $ 0       $  2,322
  Executive Vice President   1996     21,635      6,075        0           0              0          0            198
  Home Max, Inc.             1995         --         --       --          --             --         --             --
Allen G. Zaring, IV........  1997   $ 99,231   $ 15,501      $ 0         $ 0          4,768        $ 0       $    192
  Executive Vice President   1996     53,365     11,250        0           0              0          0            396
  Hearthside Homes, LLC      1995         --         --       --          --             --         --             --

---------------

(1) Annual salary in 1995 and 1996 reflects only amounts paid by the Company for Mr. Zaring III and his family's health insurance coverage and associated expenses and the value of split dollar life insurance maintained on his life by the Company.

(2) Mr. Casey resigned as President and CEO of Zaring Homes, Inc., effective December 15, 1997. He resigned as a director of the Company, effective February 25, 1998.

(3) No options were granted to the Named Officers in fiscal year 1995. For additional information regarding options granted to the Named Officers in fiscal year 1997, see the table captioned "Options/SAR Grants in Last Fiscal Year."

(4) The Company maintains split-dollar life insurance on the life of Mr. Zaring,
    III. The Company paid $12,054 allocated to the term portion of the split-dollar coverage in 1997. Mr. Zaring, III reimbursed the Company for this portion of the insurance coverage. The terms of the split-dollar agreement between the Company and Mr. Zaring, III state that the Company is to be reimbursed for its payment of premiums. The actuarial value of the excess of the cash value over the premiums paid by the Company for 1997 was $105,202. The amount was based upon the assumption that the policies will be paid in full and remain in effect until Mr. Zaring, III's retirement, with the amount representing the weighted average for retirement at ages 56, 60 and 65. The Company contributed $1,800 as a premium on a life insurance policy on the life of Mr. Zaring, III.

    Includes in 1997, for the other Named Officers: for Mr. Casey: $1,152 contributed by the Company as a premium on a life insurance policy on the life of Mr. Casey, $1,669 contributed by the Company to the Employee Stock Purchase Plan (the "Stock Purchase Plan," described below) and 2,370 allocated by the Company to the Executive Deferred Compensation Plan (the "Deferred Compensation Plan," described below); for Mr. Jones: $264 contributed by the Company as a premium on a life insurance policy on the life of Mr. Jones, $905 contributed by the Company to the Stock Purchase Plan and $2,482 allocated by the Company to the Deferred Compensation Plan; for Mr. Gratz: $1,152 contributed by the Company as a premium on a life insurance policy on the life of Mr. Gratz, $145 contributed by the Company to the Stock Purchase Plan and $2,375 allocated by the Company to the Deferred Compensation Plan; for Mr. Massarelli: $216 contributed by the Company as a premium on a life insurance policy on the life of Mr. Massarelli and $2,106 allocated by the Company to the Deferred Compensation Plan; and for Mr. Zaring, IV, $192 contributed by the Company as a premium on a life insurance policy on the life of Mr. Zaring, IV.

    The Stock Purchase Plan is intended to enable certain full-time employees of the Company and its subsidiaries which participate in the plan (with the Company and such subsidiaries being referred to as the "Employer" in this paragraph) to acquire a proprietary interest in the growth and performance of the Employer and thereby an increased incentive to work for the future success of the Employer, by offering such employees the opportunity to acquire Common Shares. In 1997, an eligible employee was able to have a percentage (1% to 10% if the eligible employee was a sales manager or 1% to 25% if he or she was not a sales manager) of his or her cash compensation other than his or her base salary or wages (such non-base compensation being referred to in this paragraph as his or her "incentive pay"), including commissions paid for sales, compensation for services on the basis of a percentage of profits and bonuses, deducted on an after-tax basis from his or her pay in order to be used to buy Common Shares. (For 1998, an eligible employee is able to have from 1% to 10% of both his or her incentive compensation and his or her base salary or wages deducted on an after-tax basis from his or her pay to be used to buy Common Shares.) The Employer will match the amount of an eligible employee's pay deductions under the Stock Purchase Plan in an amount equal to one-ninth of such pay deductions. An eligible employee's pay deductions and any matching contributions made by the Employer under the Stock Purchase Plan are allocated to an account in the name of the eligible employee and generally used thereafter to purchase Common Shares for the employee.

    The Deferred Compensation Plan is intended to provide retirement income to a select group of key employees of the Company and its subsidiaries which participate in the plan (with the Company and such subsidiaries being referred to as the "Employer" in this paragraph). The retirement income paid under the Deferred Compensation Plan is paid from the general assets of the Employer, and such payments are not secured in advance by any fund that is beyond the creditors of the Employer in the event of the Employer's insolvency or bankruptcy. Under the Deferred Compensation Plan, eligible key employees are able to defer, on a pre-tax basis, up to 25% of their base salary for a calendar year and/or up to 100% of their bonuses made for such calendar year (and paid during such year or within six months of the end of such year). Under the plan, eligible employees may designate how they want their deferred earnings to be assumed to be invested for purposes of the plan among certain investment funds, one of such investment funds being a Company Common Stock Fund (which is a fund which is assumed to invest substantially all of its assets in Common Shares). The Employer also credits additional amounts to an eligible employee's account under the Deferred Compensation Plan for each calendar quarter in an amount equal to the lesser of: (i) 100% of the amount of the base salary and bonuses which the eligible employee has deferred during such calendar quarter under the plan and for which the eligible employee has directed that the initial assumed investment of such amount will be the Company Common Stock Fund; or (ii) 25% of the total amount of base salary and bonuses which the eligible employee defers under the plan in such calendar quarter. Once an eligible employee has made deferrals of at least $9,500, subject to certain adjustments, in any calendar year, no further deferrals of base salary or bonuses in the rest of the calendar year are considered in determining any additional matching amount for the eligible employee's account under the plan. Any matching amounts allocated to the eligible employee's account under the plan are always assumed to be invested in the Company's Common Stock Fund. After an eligible employee terminates employment with the Employer, the amounts credited to his or her account under the Deferred Compensation Plan are paid to him or her in a lump sum payment (or, if the eligible employee otherwise elects within a certain period of time prior to his or her termination of employment, in up to ten annual installment payments).

                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATES
                                                                                            OF STOCK PRICE
                                                                                        APPRECIATION FOR OPTION
                                 INDIVIDUAL GRANTS                                               TERM*
-----------------------------------------------------------------------------------   ---------------------------
           (A)                  (B)             (C)            (D)          (E)           (F)            (G)
                             NUMBER OF      % OF TOTAL
                            SECURITIES     OPTIONS/SARS
                            UNDERLYING      GRANTED TO     EXERCISE OR
                           OPTIONS/SARS    EMPLOYEES IN    BASE PRICE    EXPIRATION
          NAME              GRANTED (#)     FISCAL YEAR      ($/SH)         DATE        5% ($)         10% ($)
-------------------------     ------           ----          ------       -------      --------      ----------
Allen G. Zaring,
  III(1).................     10,953            5.5%         $10.61       5/08/07      $189,295      $  301,421
Allen G. Zaring,
  III(2).................     60,000           30.0            9.625      6/05/07       940,687       1,497,886
George E. Casey,
  Jr.(1)(4)..............     10,953            5.5           10.61       5/08/07       189,295         301,421
George E. Casey,
  Jr.(3)(5)..............      1,415            0.7            9.50       5/08/07        21,897          34,868
Ronald G. Gratz(1).......      4,792            2.4           10.61       5/08/07        82,867         131,874
Ronald G. Gratz(3).......        884            0.4            9.50       5/08/07        13,679          21,782
Daniel W. Jones(1).......      6,572            3.3           10.61       5/08/07       113,581         180,859
Daniel W. Jones(3).......        849            0.4            9.50       5/08/07        13,139          20,921
Allen G. Zaring, IV(1)...      4,025            2.0           10.61       5/08/07        69,562         110,766
Allen G. Zaring, IV(3)...        743            0.4            9.50       5/08/07        11,498          18,309

---------------
* The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's Common Shares. The gains reflect a future value based upon growth at these prescribed rates. The Company did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. The Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

    It is important to note that options have value to the Named Officers and to all option recipients only if the stock price advances beyond the base price shown in the table during the effective option period.

(1) These awards were stock options made pursuant to the Key Employees Stock Option Plan. Under this plan, the option will, in general, be able to be exercised only on or after the date of issuance of the Company's Form 10-K for the fiscal year during which such option is granted and only as to a number of Common Shares equal to the product obtained by multiplying (i) the total number of Common Shares which were subject to the option by (ii) the performance-based percentage applicable to such option (as determined below). The option will become void as to all other Common Shares which were subject to the option.

    The performance-based percentage applicable to the option will be deemed to be equal to the quotient produced by dividing (i) the difference between the EPS percentage growth value (as determined below) and 10% by (ii) 10%. The EPS percentage growth rate refers to the percentage by which the Company's earnings per Common Share (as set forth within the financial statements contained in the Company's Forms 10-K) have increased, on a compounded annual basis, from the end of the Company's latest fiscal year which ended prior to the regular annual meeting of the Board of Directors which was held in 1995 to the end of the

    Company's fiscal year during which the option is granted. However, notwithstanding the foregoing, in no event will the EPS percentage growth rate applicable to any option be deemed to be more than 20%.

    However, notwithstanding the above provisions, an option granted under the Key Employees Stock Option Plan will become void as to all Common Shares which were subject to the option if the key employee to whom the option is granted fails to purchase Common Shares during the Company's fiscal year during which the option is granted at a cost to the key employee of at least 10% of his or her incentive compensation earned for such fiscal year from the Company and its affiliated companies. The option will also become void as to any Common Shares subject to the options that are not purchased either within a certain period of time after the applicable key employee terminates his or her employment as an employee or a director with the Company and its affiliate companies or within the ten year period beginning on the date the option is granted.

(2) On June 5, 1997, the Company granted Allen G. Zaring, III an option to purchase 60,000 Common Shares, which option was not granted under any formal plan of the Company. The option vests in three annual installments beginning on June 5, 1998.

(3) These awards were made pursuant to the 1997 Stock Option Plan. Under this plan, an option will, in general, be able to be exercised as to the total number of Common Shares granted under the option at any time on or after May 8, 1998. The option will, however, become void as to any Common Shares subject to the option that are not purchased either within a certain period of time after the employee to whom the option was granted terminated employment with the Company and its affiliated companies or within the ten year period beginning on the date the option is granted.

(4) Mr. Casey resigned as the President and CEO of Zaring Homes, Inc., effective December 15, 1997 and as a director of the Company as of February 25, 1998, and, pursuant to the Key Employee Stock Option Plan, any options granted to him under such plan became void as to all Common Shares which were subject to the option on December 15, 1997 and had not been earlier purchased.

(5) Mr. Casey resigned as the President and CEO of Zaring Homes, Inc., effective December 15, 1997, and, pursuant to the 1997 Stock Option Plan, the option granted to him under such plan became void as to all Common Shares which were subject to the option on such date and had not been earlier purchased.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") consists entirely of outside directors, currently three in number. The Committee is responsible for developing the Company's executive compensation principles, policies and programs and recommending them to the Board of Directors. In addition, the Committee, with advice from the Chief Executive Officer, recommends to the Board of Directors on an annual basis the compensation to be paid to the Chief Executive Officer and to each of the other executive officers of the Company, including those named in the Summary Compensation Table.

     The Committee believes that, in representing the Board of Directors, it must act in the best interests of the shareholders as it reviews and determines the Company's executive compensation principles, policies and programs. The Committee's essential goal is to create a balance by which the Company is able to attract and retain qualified management personnel while at the same time maximizing the Company's financial performance and safeguarding the Company's assets. In compensating the Company's executive officers, the Committee seeks to achieve the following goals:

     - motivate executive officers to strive for and achieve outstanding corporate performance that provides a direct benefit to shareholders;

     - attract highly-qualified key management personnel; and

     - reward superior performance in reaching corporate objectives with aggressive compensation levels and provide that a significant portion of compensation is dependent on the Company's annual performance.

     In fiscal year 1997, executive officer compensation had two primary elements: base salary and incentive cash bonuses. These elements are discussed in more detail below.

BASE SALARY COMPENSATION:

     Base salaries for executive officers in fiscal 1997 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within the Company's industry. The Committee's review included the companies used in the Peer Group for the performance information graph (see "Shareholder Return Performance Information," below) as well as additional companies in the homebuilding industry. The Company's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions within the homebuilding industry.

     In 1997, executive officers' base salaries were increased on an average by 1.1% to reflect general economic conditions, with the exception of the base salary of one executive which increased by 80.0% recognizing that the executive would receive base salary in 1997 without the opportunity to receive incentive bonus compensation.

INCENTIVE CASH BONUS COMPENSATION:

     The Incentive Cash Bonus Compensation, which is paid out in the form of quarterly bonuses during the year, was established to provide a direct financial incentive to achieve both individual and corporate goals. Each year the Company enters into incentive cash bonus arrangements with its executive officers. Under this program, an executive may earn a maximum bonus between 40% and 100% of his or her base salary. The bonus is based upon the achievement of certain goals, including customer satisfaction, the time to construct homes, the level of revenues, the level of profits, inventory turnover and return on managed assets.

STOCK OPTION AWARDS

     During 1997, the Company awarded two types of stock options to its executive officers. Under the Key Employees Stock Option Plan, stock options of a level set by the plan's terms were awarded and allocated among certain key employees, based generally upon their level of annual base salary and maximum incentive compensation. The option granted to any key employee under such plan generally will not be exercisable unless the Company achieves certain financial results, as is described under "Option/SAR Grants in Last Fiscal Year" above, and if the employee purchases a certain number of the Company's common shares (under the Key Employees Stock Option Plan or otherwise) equal to 10% of his or her incentive compensation for the Company's fiscal year in which the option was granted. Thus, the 1997 awards under the Key Employees Stock Option Plan are directly tied to the financial performance of the Company. In addition, under the 1997 Stock Option Plan, stock options of a level set by the plan's terms were awarded and allocated among all executive officers and full-time employees of the Company and its subsidiaries (excluding HomeMax, Inc., Blue Chip Mortgage Company and subsidiaries of such companies), based generally upon their annual rates of base salary and wages.

COMPENSATION OF CHIEF EXECUTIVE OFFICER:

     At the request of Allen G. Zaring, III, the Company's Chief Executive Officer, the only compensation he received in recent years was health insurance coverage and payment of associated health expenses for himself and his family and the value of split dollar life insurance maintained on his life by the Company.

     In 1997, Mr. Zaring, III, became more actively involved in the day-to-day management of the Company and its subsidiaries than he had in recent years. In recognition of his increased involvement in the management of the Company and its subsidiaries, the Committee and Mr. Zaring, III, agreed that he receive an annual salary in the amount of $125,000. In addition, on June 5, 1997, the Company granted Mr. Zaring, III, an option to purchase 60,000 Common Shares which vests in three annual installments beginning on June 5, 1998. Mr. Zaring also received health insurance coverage and payment of associated health expenses for himself and his family and the value of split dollar life insurance maintained on his life by the Company.

                                          The Compensation Committee

                                          John R. Brooks, Chairman
                                          Daniel W. Geeding
                                          John H. Wyant

                   SHAREHOLDER RETURN PERFORMANCE INFORMATION

     The following graph portrays a comparison of the percentage change in the Company's cumulative total shareholder return on its Common Shares (as measured by dividing (i) the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented, and (B) the difference between the Company's share price at the end and the beginning of the periods presented; by (ii) the share price at the beginning of the periods presented) since the date of its initial public offering with the NASDAQ U.S. Composite Index and a Peer Group Index. The Peer Group consists of Engle Homes, Inc., FPA Corporation, Inco Homes Corporation, Oriole Homes Corp., and Washington Homes, Inc.

                            CUMULATIVE TOTAL RETURN

                                                                                           NASDAQ
                                                       ZARING                              STOCK
               MEASUREMENT PERIOD                     NATIONAL            PEER             MARKET
             (FISCAL YEAR COVERED)                  CORPORATION          GROUP              (US)
5/25/93                                                100.00            100.00            100.00
12/31/93                                               114.55            105.28            111.99
12/31/94                                                45.00             47.25            109.47
12/31/95                                                69.09             51.80            154.82
12/31/96                                                81.82             50.16            190.43
12/31/97                                                65.45             63.48            233.68

                                                  5/25/93   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                                  -------   --------   --------   --------   --------   --------
Zaring National Corporation.....................  $100.00   $114.55    $ 45.00    $ 69.09    $ 81.82    $ 65.45
PEER GROUP......................................   100.00    105.28      47.25      51.80      50.16      63.48
NASDAQ STOCK MARKET (US)........................   100.00    111.99     109.47     154.82     190.43     233.68

                             DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid directors' fees for their services at the rate of $5,000 per year each, as well as a fee of $1,000 per Board meeting attended and $500 per Committee meeting attended. Total payments to such directors for the Company's last fiscal year amounted to $54,007, which includes amounts paid as reimbursement for travel expenses.

     In addition to such remuneration, outside directors (directors who are not also employees of the Company) will receive stock options under the Company's Outside Directors Stock Option Plan (the "Outside Directors Option Plan"). The Outside Directors Option Plan provides for the grant to all outside directors of options to purchase Common Shares of the Company over an extended period of time at a set purchase price.

     The full Board of Directors of the Company interprets the Outside Directors Option Plan to the extent any interpretation is necessary. Beginning with the date of the 1994 annual meeting of shareholders of the Company and on each annual meeting of shareholders thereafter as long as the Outside Directors Option Plan is in effect, an option to purchase 500 Common Shares of the Company is granted automatically under the plan to each outside director who continues in such office after such annual meeting.

     Any option granted under the Outside Directors Option Plan is exercisable after six months and one day from the date the option is granted. In no event may any such option be exercisable after the expiration of ten years from the date the option is granted. The price at which shares can be purchased under any option will be equal to the fair market value of such shares at the time the option is granted. Each option granted under the Outside Directors Option Plan will be granted within ten years from the date the plan was adopted by the Company.

     The total number of Common Shares of the Company that may be issued pursuant to the Outside Directors Option Plan is 25,000 subject to adjustments to prevent dilution or enlargement of rights of participants in certain circumstances. 2,500 options were awarded under the Outside Directors Option Plan during the Company's last fiscal year.

            TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     In 1997, the Company sold residential lots to L.T. Zaring Co., a company owned by Mr. Zaring, III's brother, for approximately $165,000. The sale was on terms equivalent to those that would have applied to a purchase by an unrelated third party. In 1997, the Company sold residential homes to certain members of management, for a total of approximately $732,000.

     Prior to December, 1997, the Company was a 50% owner of a joint venture with Bramblewood Development, Inc., a company owned by Mr. Robert Sibcy, a director of the Company. The joint venture ended in 1997 upon completion of its business purpose. In 1997, the Company acquired residential lots from Bramblewood Development, Inc., in the total amount of $480,000. This transaction was approved by independent members of the Board of Directors and Mr. Zaring, III abstained from voting thereon.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                        KEY EMPLOYEES STOCK OPTION PLAN

     In 1993, the Board of Directors and shareholders of the Company adopted the Company's Key Employees Stock Option Plan (the "Option Plan"), which plan has been amended in certain respects since then. The purpose of the Option Plan is to enable the Company and its subsidiaries to attract and retain key employees, by granting options to purchase Common Shares over an extended period of time at a set purchase price.

     The Board of Directors of the Company has reviewed the provisions of the Option Plan and believes that additional amendments to the Option Plan, to be effective as of January 1, 1998, are necessary to fulfill the purposes of such plan.

     The full text of the amended Option Plan is set forth in Appendix A to this Proxy Statement. The following discussion describes the operation of the amended Option Plan on or after January 1, 1998 and reflects the changes made in such plan effective as of such date, but it is qualified in its entirety by reference to the text of the amended Option Plan.

PROPOSED AMENDMENTS

     The Board of Directors of the Company continues to believe that the future growth and profitability of the Company depends in large measure on the Company's and its subsidiaries' ability to attract and retain key employees and to encourage those employees to acquire a "stake" in the future economic performance of the Company through ownership of meaningful numbers of Common Shares. The Board of Directors of the Company also believes that, in order for the amended Option Plan to carry out those objectives, it must be specific, clear and consistent, not only as to the terms for calculating and awarding Common Share options but also as to the vesting terms and exercise rights accompanying such options. The amended Option Plan is intended to help the Board of Directors of the Company achieve such results.

NUMBER OF SHARES RESERVED FOR THE AMENDED OPTION PLAN

     The aggregate number of Common Shares which may be delivered upon the exercise of options granted pursuant to the amended Option Plan, including both Common Shares delivered upon exercise of options granted on or after January 1, 1998 and Common Shares delivered upon exercise of options granted prior to January 1, 1998, is 250,000 Common Shares. To the extent any option granted under the amended Option Plan becomes void or cannot be exercised, however, the Common Shares subject to the part of such option which has become void or nonexercisable will again be eligible for grant under such plan. The amended Option Plan will, under its terms, grant all of the options which will be granted under the plan by the date of the regular annual meeting of the Board of Directors of the Company for 2000.

ELIGIBILITY

     (a) Grant of Options: Subject to the approval of the Compensation Committee of the Board of Directors of the Company (such committee herein called the "Committee"), on each date on which the regular annual meeting of the Board of Directors of the Company for 1998, 1999, or 2000 is held (each such date herein called an "Option Date"), an option shall be granted by the Committee under the amended Option Plan to each person who is then a key employee (as determined under paragraph (b) below). Each option granted to a key employee shall offer to the key employee the opportunity to purchase a number of Common Shares equal to the product produced by multiplying (i) the number of Common Shares which are available for options on the subject Option Date (as described under paragraph (c) below) by (ii) the key employee's compensation fraction applicable to such Option Date (as described under paragraph (d) below). No other options will be granted under the amended Option Plan on or after January 1, 1998.

     (b) Key Employees: For purposes of the amended Option Plan, each of the following persons shall be considered a key employee (to whom an option may be granted under such plan) as of any Option Date: the persons serving on the subject Option Date as Chairman of the Board of Directors of the Company, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President or a Vice President of the Company, a President or an Executive Vice President of a regional division or subsidiary of the Company or any other person who is designated by the Committee as being one of the key employees to the future success and profitability of the Company and its subsidiaries and to whom an option under the amended Option Plan is to be granted on such Option Date. The Company considers that approximately 24 of its employees are eligible to participate in the amended Option Plan as of March 6, 1998.

     (c) Number of Common Shares Available for Options on Each Option Date: The number of Common Shares which are available for options granted on any Option Date shall be equal to the number produced by subtracting B from A (A - B), where "A" refers to 150,000 Common Shares when the Option Date occurs in 1998, 200,000 Common Shares when the Option Date occurs in 1999, and 250,000 Common Shares when the Option Date occurs in 2000, and "B" refers to the number of Common Shares which are covered by the portions of the options which have been granted under the amended Option Plan on all dates that have occurred prior to the subject Option Date, including dates that occurred prior to January 1, 1998, and which have not become void by the subject Option Date.

     (d) Key Employees' Compensation Fractions: A key employee's compensation fraction applicable to any Option Date (which is used to determine the portion of the Common Shares available for options granted on such Option Date which will be subject to the option to be granted on such date to such key employee) shall be equal to a fraction having (i) a numerator equal to such key employee's annual rate of compensation for the Company's fiscal year in which the date on which such Option is granted falls and (ii) a denominator equal to the aggregate annual rates of compensation for the same fiscal year of all persons who are key employees as of the subject Option Date.

     In general, a key employee's annual rate of compensation for any fiscal year of the Company shall be deemed to be equal to the sum of (i) the amount of his or her rate of base salary for services for the Company and/or its affiliated companies which is in effect on the first day of such fiscal year. Incentive compensation which the Company determines may be earned by the key employee with respect to each fiscal year, reimbursements or other expense allowances, fringe benefits, moving expenses, welfare benefits and any benefits provided under this amended Option Plan are not, however, considered part of a key employee's annual rate of compensation.

     Also, the annual rate of compensation of the Chairman of the Board of Directors of the Company as of the first day of any fiscal year will not be deemed for purposes of the amended Option Plan to be less than the annual rate of compensation as of such date of the Company's Chief Executive Officer, even if the Chairman of the Board receives a lesser amount of compensation.

TERMS AND EXERCISE OF OPTIONS

     Each option granted under the amended Option Plan to a key employee gives the key employee the right to purchase the number of Common Shares which are subject to the option under the conditions described below.

     The price at which any Common Share subject to the option may be purchased (such price herein called the "Option Price") will be the fair market value of a Common Share on the Option Date on which such option is granted. In general, the fair market value of a Common Share on any Option Date will be deemed to be the closing price on such date of a Common Share on the largest national securities exchange (including the NASDAQ National Market) on which Common Shares are then listed. In this regard, the closing price of a Common Share traded on NASDAQ on March 18, 1998 (the latest practical date at the time this description was prepared) was $9.75.

     The option may not be transferred by the key employee to whom it is granted except by will or the laws concerning inheritances, and during the key employee's lifetime can be exercised only by him or her.

     Further, the option may, in general, be able to be exercised only on or after the end of the fiscal year in which such option is granted.

     Notwithstanding the above provisions, the option will become void as to all Common Shares which were subject to the option if the key employee to whom the option is granted fails to purchase Common Shares (whether through the amended Option Plan or otherwise) during the Company's fiscal year during which the option is granted at a cost to the key employee of at least 10% of his or her incentive compensation earned for such fiscal year. (For this purpose, the incentive compensation for any fiscal year of the Chairman of the Board of Directors of the Company for such fiscal year will not be deemed to be less than the incentive compensation for such fiscal year of the Company's Chief Executive Officer, even if the Chairman of the Board receives a lesser amount of incentive compensation.)

     In addition, the option will become void as to all of the Common Shares which are subject to the option and have not been earlier purchased under the option (including both Common Shares with respect to which the option has not earlier become exercisable under the provisions of the option and Common Shares with respect to which the option has become exercisable but has not earlier been exercised) no later than the earlier of ten years from the date the option is granted or the date determined in accordance with the following provisions:

          (i) If the key employee to whom the option is granted dies while still an employee or director of the Company or an affiliate of the Company, the date which is one year after the date of the key employee's death;

          (ii) If the key employee to whom the option is granted no longer is an employee or a director of the Company or an affiliate of the Company by reason of having become totally disabled, the date which is one year after the latest date on which he or she was an employee or a director of the Company;

          (iii) If the key employee to whom the option is granted no longer is an employee or a director of the Company or an affiliate of the Company by reason of his or her voluntary resignation or for cause (e.g., because of fraud, felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause substantial damage to the Company or any affiliate of the Company), the latest date on which he or she was an employee or director of the Company; or

          (iv) If the key employee to whom the option is granted no longer is an employee or a director of the Company or an affiliate of the Company for any reason other than his or her death, his or her disability, his or her voluntary resignation or for cause, the date which is 60 days after the latest day on which he or she was an employee or director of the Company.

     Any option to be granted under the amended Option Plan will also be subject to any additional terms as are specified by the Committee in the applicable written option agreement.

     The payment for any Common Shares subject to an option granted to a key employee under the amended Option Plan which are being purchased by the key employee (or, if applicable, by another person to whom the option is transferred after the key employee's death) must generally be made in cash.

MISCELLANEOUS RULES

     The fair market value of a Common Share as of any date will, for purposes of the amended Option Plan, generally be deemed to be the closing price on such date of a Common Share on the largest national securities exchange on which the Common Shares are then listed (which currently is the NASDAQ National Market).

     Further, the number and class of Common Shares which are subject to options granted under the amended Option Plan and the Option Prices of such options will be adjusted appropriately in the event there are changes in the outstanding Common Shares of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, liquidations or other similar changes in the capitalization of the Company. In any such case, the aggregate number and classes of shares available under the amended Option Plan and the number of shares as to which options may be granted also will be appropriately adjusted.

     In addition, if at any time the Committee determines, in its discretion, that the listing of Common Shares purchased under the amended Option Plan on any securities exchange, the registration or qualification of such shares under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the purchase, issue or transfer of such Common Shares purchased under the amended Option Plan, then such Common Shares will not be purchased, issued or transferred unless and until one of the following conditions is satisfied: (i) such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee, or
(ii) the applicable key employee or other person who exercises the option agrees that the Common Shares subject to the option may be issued or transferred subject to any restrictions that will make it unnecessary to effect or obtain such listing, registration, qualification, consent or approval.

TAX ASPECTS

     In general, the grant of an option to a key employee under the amended Option Plan does not result in federal income tax to the key employee, or a deduction to the Company or any subsidiary of the Company, at the time of the grant of the option.

     However, upon the exercise of an option granted to a key employee under the amended Option Plan, the excess of the fair market value on the date of exercise of the Common Shares being purchased under the option over the Option Price of such shares will generally be considered compensation income to the key employee when the option is exercised.

     Also, in general, the Company or a subsidiary of the Company will be entitled to claim a deduction for its taxable year which includes the end of the key employee's taxable year in which income is recognized by the key employee by reason of the exercise of the option, and the amount of such deduction will be equal to the taxable income recognized by the key employee. (In this regard, the Company believes that the value of the options granted under the Option Plan to certain executive officers of the Company and its subsidiaries will be treated as performance-based compensation and thereby will be deductible by the Company and its subsidiaries without regard to the $1 million deduction limits of
Section 162(m) of the Internal Revenue Code.)

     In the event of a subsequent sale or exchange of the shares acquired upon exercise of the option, any increase or decrease in the value of such shares after the date of exercise would generally qualify as long-term capital gain or loss if the shares have been held by the person who exercised the option for more than one year after such date or short-term capital gain or loss if the shares have been held for one year or less after such date.

     Certain special rules may apply when the key employee to whom the option is granted is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), which section generally provides that sales and purchases of Common Shares of the Company by certain directors, officers or other key employees at a profit can subject the person to suit in order to prevent him or her from obtaining short-swing trading profits. The effect of these special rules at this time is somewhat unclear, but they potentially could cause some slight delay in the key employee recognizing compensation income, and in the Company taking a deduction, by reason of the exercise by the key employee of an option granted under the amended Option Plan.

     Any key employee subject to Section 16(b) of the 1934 Act will need to check carefully with his or her tax advisor with respect to the effect of such section on the time at which compensation attributable to the exercise of an option granted under the amended Option Plan will be included in his or her income.

     The above discussion is a general overview of the federal income tax consequences of the amended Option Plan and is not intended to cover all tax aspects of such plan. It is based on current federal income tax laws and regulations and is subject to change if such laws and regulations are amended or modified.

AMENDMENT

     The Company may amend or terminate the amended Option Plan at any time by action taken by the Company's Board of Directors.

     However, no such action can adversely affect the rights of any key employee under any option granted under the amended Option Plan prior to the amendment or termination.

     Finally, no amendment can change the class of employees or persons eligible to receive options under the amended Option Plan, change the aggregate number of shares to be subject to options granted under the amended Option Plan or materially increase the benefits to eligible persons under the amended Option Plan without, in any of such cases, approval by the majority of the outstanding Common Shares of the Company present or represented and entitled to vote at a meeting of shareholders of the Company.

ADMINISTRATION OF THE AMENDED OPTION PLAN

     The amended Option Plan is administered by the Compensation Committee of the Board of Directors of the Company, which is the Committee referred to in this discussion.

     The Committee will prepare a form of a written option agreement, which form shall comply with all provisions set forth in the amended Option Plan, to use in issuing options granted under such plan.

     The grant of options under the amended Option Plan shall be made by the Committee and be effected by the execution of written option agreements in the form approved by the Committee and signed by a member of the Committee (or any person designated as its agent for this purpose).

     The Committee has, subject to the applicable provisions of the amended Option Plan, full authority and discretion to interpret the amended Option Plan, and its decision on all matters relating to the amended Option Plan will be conclusive on all interested persons.

REQUIRED VOTE

     The amendments to the Option Plan require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote at the Meeting. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                      OUTSIDE DIRECTORS STOCK OPTION PLAN

     In 1993, the Board of Directors and shareholders of the Company adopted the Company's Outside Directors Stock Option Plan (the "Outside Directors Option Plan"). The purpose of the Outside Directors Option Plan is to offer to each member of the Company's Board of Directors who is not also an employee of the Company or any subsidiary of the Company (with any such non-employee Director herein called an "Outside Director") the opportunity to acquire Common Shares through written offers of the Company (each offer continuing for a stated period of time at a set price) to sell such stock (such written offers herein called "options").

     The Board of Directors of the Company has reviewed the provisions of the Outside Directors Option Plan and believes that additional amendments to the Outside Directors Option Plan, to be effective as of January 1, 1998, are necessary to fulfill the purposes of such plan and to help achieve the results described below under "Proposed Amendments."

     The full text of the amended Outside Directors Option Plan is set forth in Appendix B to this Proxy Statement. The following discussion describes the operation of the amended Outside Directors Option Plan on or after January 1, 1998 and reflects the changes made in such plan effective as of such date, but it is qualified in its entirety by reference to the text of the amended Outside Directors Option Plan.

PROPOSED AMENDMENTS

     The Board of Directors of the Company believes that it is valuable to provide the Outside Directors of the Company with a greater direct "stake" in the future economic performance of the Company than they currently have through the issuance of options for the purchase of meaningful numbers of Common Shares. The Board of Directors of the Company also believes that all or the bulk of the compensation to be given to the Outside Directors for their services as Directors should be paid in the form of options to purchase Common Shares. The amended Outside Directors Option Plan is intended to help the Board of Directors of the Company achieve such results.

NUMBER OF SHARES RESERVED FOR THE AMENDED OUTSIDE DIRECTORS OPTION PLAN

     The aggregate number of Common Shares which may be delivered upon the exercise of options granted pursuant to the amended Outside Directors Option Plan on or after January 1, 1998 (and not including Common Shares which may be delivered upon the exercise of options granted pursuant to the Outside Directors Option Plan prior to January 1, 1998) shall be 75,000 Common Shares. Upon the expiration or termination of any option (including an option granted under the Outside Directors Option Plan prior to January 1, 1998) that has not been exercised in full, unpurchased Common Shares covered by such option may be made available for other options to be granted under the amended Outside Directors Option Plan.

ELIGIBILITY

     Options may be granted under the amended Outside Directors Option Plan to, and only to, persons who are Outside Directors of the Company at the times the options are granted.

GRANT OF OPTIONS

     On the date of the 1998 Annual Meeting of Shareholders of the Company, and on the date of each Annual Meeting of Shareholders of the Company thereafter as long as the amended Outside Directors Option Plan is in effect and still has Common Shares available for use under the plan, an option to purchase a number of Common Shares (as described below) shall be granted automatically to each person who is then an Outside Director and who continues in such office after such annual meeting.

     The number of Common Shares that will be subject to any such option granted to an Outside Director shall be equal to the quotient produced by dividing $25,000 by the fair market value of a Common Share on the date of the applicable Annual Meeting of Shareholders of the Company.

     If, on the date of any Annual Meeting of Shareholders of the Company, there are not sufficient Common Shares available under the amended Outside Directors Option Plan for granting all of the options called for by the terms of such plan, the number of Common Shares for which options shall be granted shall be prorated equally among the Outside Directors entitled to receive such options.

TERMS AND EXERCISE OF OPTIONS

     Each option granted under the amended Outside Directors Option Plan to an Outside Director gives the Outside Director the right to purchase the number of Common Shares which are subject to the option under the conditions described below.

     The price at which any Common Share subject to the option may be purchased (such price herein called the "Option Price") will be the fair market value of a Common Share on the date on which such option is granted. In general, the fair market value of a Common Share on any such option date will be deemed to be the closing price on such date of a Common Share on the largest national securities exchange (including the NASDAQ National Market) on which Common Shares are then listed. In this regard, the closing price of a Common Share traded on NASDAQ on March 18, 1998 (the latest practical date at the time this description was prepared) was $9.75.

     The option may not be transferred by the Outside Director to whom it is granted except by will or the laws of descent and distribution, and during the Outside Director's lifetime shall be exercisable only by him or her.

     The option shall, subject to the provisions described below, be exercisable on any date after (but not before) the date on which occurs the first Annual Meeting of Shareholders of the Company which follows the date of the Annual Meeting of Shareholders on which the option was granted.

     Notwithstanding the above provisions, the option will be nonexercisable and void, on the date on which occurs the first Annual Meeting of Shareholders of the Company which follows the date of the Annual Meeting of Shareholders on which the option was granted, as to all Common Shares which were subject to such option if the Outside Director to whom the option was granted has failed to attend at least 75% of the meetings of the Board of Directors of the Company which occurred in the fiscal year of the Company during which the option was granted.

     In addition, the option shall not in any event be exercisable as to any Common Shares with respect to which the option is granted (including, to the extent applicable, both Common Shares with respect to which the option has not earlier become exercisable under the other provisions of the plan and Common Shares with respect to which the option has become exercisable but has not earlier been exercised) after the earlier of the expiration of ten years from the date the option is granted or the date determined in accordance with the following provisions:

          (i) If the Outside Director to whom the option was granted dies while still an Outside Director of the Company or within 30 days after he or she ceases to be an Outside Director (or within one year after he or she ceases to be an Outside Director if such termination as an Outside Director occurs by reason of the Outside Director's disability), the date which is one year after the date of the Outside Director's death;

          (ii) If the Outside Director to whom the option was granted ceases to be an Outside Director of the Company by reason of having become disabled, the date which is one year after the date the Outside Director ceases to be an Outside Director; or

          (iii) If the Outside Director to whom the option was granted ceases to be an Outside Director of the Company for any reason other than death or disability, the date which is three months after the date the Outside Director ceases to be an Outside Director.

     Any option to be granted under the amended Outside Directors Option Plan will also be subject to any additional terms as are specified by the Board of Directors of the Company in the applicable written option agreement.

     The payment for any Common Shares subject to an option granted to an Outside Director under the amended Outside Directors Option Plan which are being purchased by the Outside Director (or, if applicable, by another person to whom the option is transferred after the Outside Director's death) must generally be made in cash.

MISCELLANEOUS RULES

     The number and class of Common Shares which are subject to options granted under the amended Outside Directors Option Plan and the Option Prices of such options will be adjusted appropriately in the event there are changes in the outstanding Common Shares of the Company by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, liquidations or other similar changes in the capitalization of the Company. In any such case, the aggregate number and classes of shares available under the amended Outside Directors Option Plan and the number of shares as to which options may be granted also will be appropriately adjusted.

     In addition, if at any time the Board of Directors of the Company determines, in its discretion, that the listing of Common Shares purchased under the amended Outside Directors Option Plan on any securities exchange, the registration or qualification of such shares under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the purchase, issue or transfer of such Common Shares purchased under the amended Outside Directors Option Plan, then such Common Shares will not be purchased, issued or transferred unless and until one of the following conditions is satisfied: (i) such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company, or (ii) the applicable Outside Director or other person who exercises the option agrees that the Common Shares subject to the option may be issued or transferred subject to any restrictions that will make it unnecessary to effect or obtain such listing, registration, qualification, consent or approval.

TAX ASPECTS

     In general, the grant of an option to an Outside Director under the amended Outside Directors Option Plan does not result in federal income tax to the Outside Director, or a deduction to the Company, at the time of the grant of the option.

     However, upon the exercise of an option granted to an Outside Director under the amended Outside Directors Option Plan, the excess of the fair market value on the date of exercise of the Common Shares being purchased under the option over the Option Price of such shares will generally be considered compensation income to the Outside Director when the option is exercised.

     Also, in general, the Company will be entitled to claim a deduction for its taxable year which includes the end of the Outside Director's taxable year in which income is recognized by the Outside Director by reason of the exercise of the option, and the amount of such deduction will be equal to the taxable income recognized by the Outside Director.

     In the event of a subsequent sale or exchange of the shares acquired upon exercise of the option, any increase or decrease in the value of such shares after the date of exercise would generally qualify as long-term capital gain or loss if the shares have been held by the person who exercised the option for more than one year after such date or short-term capital gain or loss if the shares have been held for one year or less after such date.

     Certain special rules may apply when the Outside Director to whom the option is granted is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), which section generally provides that sales and purchases of Common Shares of the Company by certain directors, officers or other key employees at a profit can subject the person to suit in order to prevent him or her from obtaining short-swing trading profits. The effect of these special rules at this time is somewhat unclear, but they potentially could cause some slight delay in the Outside Director recognizing income, and in the Company taking a deduction, by reason of the exercise by the Outside Director of an option granted under the amended Outside Directors Option Plan.

     Any Outside Director subject to Section 16(b) of the 1934 Act will need to check carefully with his or her tax advisor with respect to the effect of such section on the time at which compensation attributable to the exercise of an option granted under the amended Outside Directors Option Plan will be included in his or her income.

     The above discussion is a general overview of the federal income tax consequences of the amended Outside Directors Option Plan and is not intended to cover all tax aspects of such plan. It is based on current federal income tax laws and regulations and is subject to change if such laws and regulations are amended or modified.

AMENDMENT

     The Company may amend or terminate the amended Outside Directors Option Plan at any time by action taken by the Company's Board of Directors.

     However, no such action can adversely affect the rights of any Outside Director under any option granted under the amended Outside Directors Option Plan prior to the amendment or termination.

     Finally, no amendment can change the class of persons eligible to receive options under the amended Outside Directors Option Plan, change the aggregate number of shares to be subject to options granted under the amended Outside Directors Option Plan or materially increase the benefits to eligible persons under the amended Outside Directors Option Plan without, in any of such cases, approval by the majority of the outstanding Common Shares of the Company present or represented and entitled to vote at a meeting of shareholders of the Company.

ADMINISTRATION OF THE AMENDED OPTION PLAN

     The amended Outside Directors Option Plan is administered by the Board of Directors of the Company.

     The Board of Directors of the Company will prepare a form of a written option agreement, which form shall comply with all provisions set forth in the amended Outside Directors Option Plan, to use in issuing options granted under such plan.

     The grant of options under the amended Outside Directors Option Plan shall be made by the Board of Directors of the Company and be effected by the execution of written option agreements in the form approved by such Board and signed by a member of such Board (or any person designated as its agent for this purpose).

     The Board of Directors of the Company has, subject to the applicable provisions of the amended Outside Directors Option Plan, full authority and discretion to interpret the amended Outside Directors Option Plan, and its decision on all matters relating to the amended Outside Directors Option Plan will be conclusive on all interested persons.

REQUIRED VOTE

     The amendments to the Outside Directors Option Plan require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote at the Meeting. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP as independent auditors of the Company for fiscal year 1998. Arthur Anderson LLP has served the Company in that capacity since 1983.

     While there is no legal requirement that the selection of auditors be submitted to a vote of the shareholders, the Board of Directors believes that the selection of auditors is of sufficient importance to justify shareholder ratification. In the event that the shareholders do not confirm the selection of Arthur Andersen LLP, the Board of Directors will reconsider its selection. It is anticipated that a representative of Arthur Andersen LLP will attend the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions that may be asked by shareholders.

     Confirmation of the appointment of Arthur Andersen LLP will require the affirmative vote of the holders of a majority of Company Common Shares present in person or represented by proxy and entitled to vote at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SELECTION OF ARTHUR ANDERSEN LLP BE CONFIRMED.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended by such holders to be presented at the next annual meeting of shareholders of the Company must be received by the Company no later than November 23, 1998 for inclusion in the Company's proxy statement and proxy relating to that meeting. Proposals should be sent to Ronald
G. Gratz, Secretary, Zaring National Corporation, 11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio 45242.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter to be presented, or to be acted upon, at the Meeting. If any other matter comes before the Meeting or any adjournment thereof, the members of the proxy committee named in the enclosed proxy will vote upon such matter in accordance with their best judgment.

     This Proxy Statement and the above Notice are sent by order of the Board of Directors.

                                          RONALD G. GRATZ
                                          Secretary

March 25, 1998

                                   APPENDIX A

                          ZARING NATIONAL CORPORATION

                        KEY EMPLOYEES STOCK OPTION PLAN

           (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1998)

     (a) Purpose. The purpose of this plan, which is named the Zaring National Corporation Key Employees Stock Option Plan (such plan herein called the "Plan"), is to aid in the long-term retention of key employees of Zaring National and the Subsidiaries, and thereby to advance the long-range interests and performances of Zaring National and the Subsidiaries, by offering such key employees the opportunity to acquire Common Shares through written offers of Zaring National (each offer continuing for a stated period of time at a set price) to sell such stock (such written offers herein called "options"). This Plan document amends and restates the Plan effective as of January 1, 1998 and does not affect any options granted under the Plan prior to such date.

     (b) General Definitions. Unless otherwise required by the context and except as otherwise provided under the following provisions of the Plan, the following terms when used in the Plan shall have the meanings hereinafter set forth:

          (1) "Affiliated Company" means any corporation or limited liability company (other than Zaring National) which is part of an unbroken chain of corporations and limited liability companies (i) that begins with Zaring National and (ii) in which each corporation or limited liability company in such chain, other than the last corporation or limited liability company in such chain, owns at least 50% of the total combined voting power of all classes of stock or membership interests in one of the other corporations or limited liability companies in such chain;

          (2) "Board of Directors" means the Board of Directors of Zaring National;

          (3) "Committee" means the Compensation Committee of the Board of Directors;

          (4) "Common Shares" means common shares of Zaring National;

          (5) "Key Employee" means, with respect to any Option Date, each person who is eligible to be granted an option on such Option Date under the provisions of paragraph (e) below;

          (6) "Option Date" means each date that occurs in 1998, 1999, or 2000 on which a regular annual meeting of the Board of Directors is held;

          (7) "Optionee" means, with respect to any option which is granted under the Plan, the person to whom such option is granted;

          (8) "Option Price" means, with respect to any option granted under the Plan, the price at which any Common Share subject to the option may be purchased;

          (9) "Subsidiary" means any corporation or limited liability company (other than Zaring National) which is part of an unbroken chain of corporations and limited liability companies (i) that begins with Zaring National and (ii) in which each corporation or limited liability company in such chain, other than the last corporation or limited liability company in such chain, owns at least 50% of the total combined voting power of all classes of stock or membership interests in one of the other corporations or limited liability companies in such chain; and

          (10) "Zaring National" means Zaring National Corporation, or any corporate successor thereto.

     (c) Aggregate Number of Shares Available for Options. The aggregate number of Common Shares which may be delivered upon the exercise of options granted pursuant to the Plan, including both Common Shares delivered upon the exercise of options granted on or after January 1, 1998 and Common Shares delivered upon the exercise of options granted prior to January 1, 1998, shall be 250,000 Common Shares. Upon any date on which any option which is granted under the Plan becomes nonexercisable and void as to any Common Shares, such Common Shares shall become available for other options to be granted under the Plan.

     (d) Grant of Options. Subject to the approval of the Committee, on each Option Date, an option shall be granted by such Committee under the Plan to each person who is then a Key Employee (as determined under paragraph (e) below). Each option so granted to a Key Employee shall offer to the Key Employee the opportunity to purchase a number of Common Shares equal to the product (rounded down, if such product is not otherwise a whole number, to the next lower whole number) produced by multiplying (i) the number of Common Shares which are available for options on the subject Option Date (as determined under paragraph
(f) below) by (ii) the Key Employee's compensation fraction applicable to such Option Date (as determined under paragraph (g) below). In no event may any Key Employee be granted options to purchase more than the total number of Common Shares which are available under this Plan. Except as provided in this paragraph
(d), no options will be granted under the Plan on or after January 1, 1998.

     (e) Key Employees. For purposes of the Plan (and particularly for purposes of paragraph (d) above), each of the following persons shall be considered a Key Employee (to whom an option may be granted under the Plan) as of any Option
Date: the person serving on the subject Option Date as Chairman of the Board of Directors of Zaring National, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, or a Vice President of Zaring National, a President or an Executive Vice President of a regional division or Subsidiary of Zaring National, or any other person who is designated by the Committee as being one of the key employees to the future success and profitability of Zaring National and its Subsidiaries and eligible to receive an option under the Plan on such Option Date. No other persons may be granted options under the Plan on or after January 1, 1998.

     (f) Number of Common Shares Available for Options on Each Option Date. For purposes of paragraph (d) above, the number of Common Shares which are available for options on any Option Date shall be deemed to be equal to the number produced by subtracting B from A (A--B), where: "A" refers to 150,000 Common Shares when the Option Date occurs in 1998, 200,000 Common Shares when the Option Date occurs in 1999, and 250,000 Common Shares when the Option Date occurs in 2000; and "B" refers to the number of Common Shares which are covered by the portions of the options which have been granted under the Plan on all dates that have occurred prior to the subject Option Date, including dates that occurred prior to January 1, 1998, and which have not become void by the subject Option Date.

     (g) Key Employees' Compensation Fractions. For purposes of paragraph (d) above, a Key Employee's compensation fraction applicable to any Option Date shall be deemed to be equal to a fraction having (i) a numerator equal to such Key Employee's annual rate of compensation for Zaring National's fiscal year in which such Option Date falls and (ii) a denominator equal to the aggregate annual rate of compensation for the same fiscal year of all persons who are Key Employees as of such Option Date. For purposes hereof, the following provisions shall apply:

          (1) Except as otherwise provided below, a Key Employee's annual rate of compensation for any fiscal year of Zaring National shall be deemed to be equal to the amount of his or her annual rate of base salary for services for Zaring National and/or the Affiliated Companies which is in effect on the first day of such fiscal year. Except as provided in subparagraph (2) below, in no event shall incentive compensation, reimbursements or other expense allowances, fringe benefits (cash or noncash, such as the use of an automobile), moving expenses, welfare benefits, or any benefits provided under this Plan be considered part of the Key Employee's annual rate of compensation.

          (2) A Key Employee's annual rate of compensation shall be determined without regard to any reductions in such compensation which the Key Employee may elect and which may not be includable in the Key Employee's income for federal income tax purposes by reason of Section 402(e)(3) or 125 of the Internal Revenue Code of 1986, as amended (such act herein called the "Code").

          (3) Notwithstanding the foregoing, in no event shall the annual rate of compensation for any fiscal year of any Key Employee who is the Chairman of the Board of Directors of Zaring National on the first day of such fiscal year be deemed to be less than the annual rate of compensation for such fiscal year of Zaring National's Chief Executive Officer on the first day of such fiscal year.

     (h) Requirements of Options. Each option granted under this Plan to a Key Employee (herein called the "Optionee" of the option):

          (1) shall be granted only with respect to Common Shares;

          (2) shall call for an Option Price which is equal to the fair market value of a Common Share on the Option Date on which such option is granted;

          (3) shall not be transferable by the Optionee of the option except by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by him or her;

          (4) shall, except as otherwise is provided in subparagraphs (5) and
     (6) below, be exercisable as to the total number of Common Shares granted under the option at any time after (but not before) the end of the fiscal year in which such option is granted;

          (5) shall, notwithstanding the provisions of subparagraph (4) above, be nonexercisable and void, on the last day of Zaring National's fiscal year in which the date on which such option is granted falls, as to all Common Shares which were subject to such option if the Optionee of the option has failed to purchase Common Shares (whether through the Plan or otherwise) during such fiscal year at a cost to the Optionee of at least 10% of his or her incentive compensation earned from Zaring National and the Affiliated Companies for such fiscal year. For purposes hereof, in no event shall the incentive compensation for any fiscal year of any Optionee who is the Chairman of the Board of Directors of Zaring National for such fiscal year or any part thereof be deemed to be less than the incentive compensation for such fiscal year of Zaring National's Chief Executive Officer;

          (6) shall, notwithstanding the provisions of subparagraph (4) above, become nonexercisable and void as to all of the Common Shares which are subject to such option and have not been earlier purchased under the option (including both Common Shares with respect to which the option has not earlier become exercisable under the provisions of the option and Common Shares with respect to which the option has become exercisable but has not earlier been exercised) no later than the earlier of the date which is ten years from the date the option is granted or the date determined in accordance with the following provisions:

             (i) If the Optionee of the option dies while still an employee or director of Zaring National or an Affiliated Company, the date which is one year after the date of the Optionee's death;

             (ii) If the Optionee of the option no longer is an employee or a director of Zaring National or an Affiliated Company by reason of having become disabled, the date which is one year after the latest date on which he or she was such an employee or director. For purposes of the Plan, an Optionee will be considered disabled only if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve months;

             (iii) If the Optionee of the option no longer is an employee or a director of Zaring National or an Affiliated Company by reason of his or her voluntary resignation or for cause, the latest date on which he or she was such an employee or director. For purposes of the Plan, the Optionee's loss of his or her employee and/or director position shall be deemed to be "for cause" if it occurs by reason of or as a result of his or her participation in conduct consisting of fraud, felony, willful misconduct, or commission of any act which causes or may reasonably be expected to cause substantial damage to Zaring National or any Affiliated Company; and

             (iv) If the Optionee of the option no longer is an employee or a director of Zaring National or an Affiliated Company for any reason other than his or her death, his or her disability, his or her voluntary resignation, or for cause, the date which is 60 days after the latest date on which he or she was such an employee or director;

          (7) shall indicate that it is not intended to be an incentive stock option within the meaning of Section 422 of the Code; and

          (8) shall be subject to any additional terms (but not inconsistent with the above conditions) as are specified in the applicable written option agreement.

     (i) Adjustments for Changes in Capitalization of Zaring National. Notwithstanding any other provision of the Plan, the number and class of shares subject to the options granted under the Plan and the Option Prices of such options shall be proportionately adjusted in the event of changes in the outstanding Common Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends, and, in the event of any such change in the outstanding Common Shares, the aggregate number and class of shares available under the Plan and the number of shares as to which options shall be granted shall be appropriately adjusted.

     (j) Miscellaneous Items Concerning Operation of Plan.

     (1) Any option granted under the Plan may be exercised as of any date only by written notice to the Secretary of Zaring National, signed by the Optionee of the option or such other person who is entitled to exercise the option and received during normal business hours on such date by the office of the Secretary of Zaring National. The notice shall state the number of shares with respect to which the option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. If the option is exercised by anyone other than the Optionee, the notice shall be accompanied by proof of the right of such person to exercise the option. Payment for the shares shall be made in cash (which, for purposes hereof, shall be deemed to include payment in currency or by certified check, bank draft, cashier's check, or money order).

     (2) At the time of the transfer of Common Shares as a result of the exercise of an option, the Committee shall, in order to ensure that all federal, state, local, and other taxes required to be withheld in connection with the exercise of such option are paid to the applicable governments, have the right, in its discretion, either: (i) to direct Zaring National to retain or sell (without notice to the applicable Optionee or such other person who exercises the option) a sufficient number of Common Shares to cover the amount of such taxes, remitting only the balance to the Optionee or such other person who exercises the option; (ii) to direct Zaring National and the Affiliated Companies to deduct the amount of such taxes from any other amounts payable by Zaring National and the Affiliated Companies to the Optionee (or his or her legal representatives or beneficiaries); (iii) to require that the Optionee or such other person who exercises the option to pay to Zaring National the amount of such taxes; or (iv) to use a combination of such methods.

     (3) For purposes of the Plan, the fair market value of a Common Share on any date shall be deemed to be: (i) the closing price on such date of a Common Share on the largest national securities exchange on which the Common Shares are then listed; or (ii) if there have been no sales of Common Shares on such exchange on such date, the average of the highest bid and lowest asked prices on such exchange at the close of business on such date; or (iii) if there are no bid or asked prices on such exchange on such date or if no national securities exchange then lists the Common Shares on such date, the fair market value of a Common Share as is determined by the Committee in good faith. For purposes hereof, the NASDAQ National Market will be considered a national securities exchange as long as the information reported daily for Common Shares is substantially the same as that reported for securities listed on national securities exchanges.

     (4) If at any time the Committee shall determine, in its discretion, that the listing of the Common Shares with respect to which any option is granted under the Plan on any securities exchange, the registration or qualification of such shares under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of an option or the purchase, issue, or transfer of the Common Shares with respect to which an option is granted, then such option may not be exercised in whole or in part unless and until one of the following conditions is satisfied: (i) such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee, or (ii) the Optionee of the option or such other person who exercises the option shall have agreed that the Common Shares may be issued or transferred to him or her subject to any restrictions that will make it unnecessary to effect or obtain such listing, registration, qualification, consent, or approval.

     (k) Administration.

     (1) The Plan shall be administered by the Committee.

     (2) The Committee shall have prepared and shall approve a form of written option agreement, which form shall comply with all provisions set forth in this Plan, to use in issuing options required under this Plan. The grant of options under the Plan shall made by the Committee and shall be effected by the execution of written option agreements in the form approved by the Committee and signed by a member of the Committee (or any person designated as its agent for this purpose).

     (3) The Committee shall, subject to the applicable provisions of the Plan, have full authority and discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determination as to any matter relating to the interpretation of the Plan shall be conclusive on all persons.

     (l) No Right of Employment. Nothing contained in the Plan or any option granted pursuant to the Plan shall confer on any Key Employee any right to be continued as Chairman of the Board of Directors of Zaring National or in the employment of Zaring National or any Affiliated Company or to interfere in any way with the right of the shareholders of Zaring National to remove him or her from the Board of Directors of Zaring National or the right of Zaring National or any Affiliated Company to terminate his or her employment at any time, in the same manner as though the Plan or any options granted hereunder were not in effect.

     (m) Amendment or Termination of Plan. The Board of Directors of Zaring National shall have the right to amend, suspend, or terminate this Plan at any time; provided, however, that: (i) no action shall affect adversely the rights of any Optionee under any option granted under this Plan prior to such amendment, suspension, or termination; and (ii) no amendment changing the class of employees or persons eligible to receive options hereunder, changing the aggregate number of shares to be subject to options granted hereunder, or materially increasing the benefits accruing to eligible persons hereunder may be made without, in any of such cases, approval by the favorable vote of a majority of the outstanding shares of Zaring National present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which Zaring National is incorporated.

     (n) Approval of Plan and Corporate Conditions on Effectiveness of Options. This Plan, as amended and restated effective as of January 1, 1998, shall be approved by the favorable vote of a majority of the outstanding shares of Zaring National present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which Zaring National is incorporated. Notwithstanding any other provision of the Plan to the contrary, any option granted under the Plan on or after January 1, 1998 shall not be exercisable prior to such shareholder approval.

                                   APPENDIX B

                          ZARING NATIONAL CORPORATION

                      OUTSIDE DIRECTORS STOCK OPTION PLAN

           (AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1998)

     (a) Purpose: The purpose of this plan, which is named the Zaring National Corporation Outside Directors Stock Option Plan (such plan herein called the "Plan"), is to offer to the Outside Directors of Zaring National the opportunity to acquire Common Shares through written offers of Zaring National (each offer continuing for a stated period of time at a set price) to sell such stock (such written offers herein called "options"). This Plan document amends and restates the Plan effective as of January 1, 1998 and does not affect any options granted under the Plan prior to such date.

     (b) General Definitions. Unless otherwise required by the context and except as otherwise provided under the following provisions of the Plan, the following terms when used in the Plan shall have the meanings hereinafter set forth:

          (1) "Affiliated Company" means any corporation or limited liability company (other than Zaring National) which is part of an unbroken chain of corporations and limited liability companies (i) that begins with Zaring National and (ii) in which each corporation or limited liability company in such chain, other than the last corporation or limited liability company in such chain, owns at least 50% of the total combined voting power of all classes of stock or membership interests in one of the other corporations or limited liability companies in such chain;

          (2) "Board of Directors" means the Board of Directors of Zaring National;

          (3) "Common Shares" means common shares of Zaring National;

          (4) "Optionee" means, with respect to any option which is granted under the Plan, the person to whom such option is granted;

          (5) "Option Price" means, with respect to any option granted under the Plan, the price at which any Common Share subject to the option may be purchased;

          (6) "Outside Director" means, as of any point in time, any person who is then a member of the Board of Directors and who is not then a common law employee of Zaring National or any Affiliated Company; and

        (7) "Zaring National" means Zaring National Corporation, or any corporate successor thereto.

     (c) Type of Options to be Granted Under Plan: Options issued pursuant to the Plan shall be options which do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     (d) Aggregate Number of Shares Available for Options: The aggregate number of Common Shares which may be delivered upon the exercise of options granted pursuant to the Plan on or after January 1, 1998 (and not including Common Shares which may be delivered upon the exercise of options granted pursuant to the Plan prior to January 1, 1998) shall be 75,000 Common Shares. Upon the expiration or termination of any option (including an option granted under the Plan prior to January 1, 1998) that has not been exercised in full, unpurchased Common Shares covered by such option may be made available for other options to be granted under the Plan.

     (e) Persons Eligible for Options: Options may be granted under the Plan (at such times as are indicated in, and in accordance with, the provisions of paragraph (f) below) to, and only to, persons who are Outside Directors of Zaring National at the times the options are granted.

     (f) Automatic Grant of Options: On the date of the 1998 Annual Meeting of Shareholders of Zaring National, and on the date of each Annual Meeting of Shareholders of Zaring National thereafter as long as the Plan is in effect and still has available any Common Shares that can be delivered upon the exercise of options granted on such date, an option to purchase a number of Common Shares that is equal to the quotient produced by dividing $25,000 by the fair market value of a Common Share on the date of the applicable Annual Meeting of Shareholders of Zaring National shall be granted automatically to each person who is then an Outside Director who continues in such office after such Annual Meeting. If on the date of any such Annual Meeting there are not sufficient Common Shares available under the Plan for granting all of the options called for by this paragraph (f), the number of Common Shares for which options shall be granted shall be prorated equally among the Outside Directors entitled to receive such options.

     (g) Requirements of Options: Each option granted under this Plan to an Outside Director (herein called the "Optionee" of the option):

          (1) shall be granted only with respect to Common Shares and in accordance with the provisions of paragraph (f) of the Plan;

          (2) shall call for an Option Price which is equal to the fair market value of the Common Shares as to which the option is granted on the date on which such option is granted;

          (3) shall not be transferable by the Optionee of the option except by will or the laws of descent and distribution, and during the Optionee's lifetime shall be exercisable only by him or her;

          (4) shall, subject to the provisions of subparagraphs (5) and (6) below, be exercisable on any date after (but not before) the date on which occurs the first Annual Meeting of Shareholders of Zaring National which follows the date of the Annual Meeting of Shareholders on which the option was granted;

          (5) shall be nonexercisable and void, on the date on which occurs the first Annual Meeting of Shareholders of Zaring National which follows the date of the Annual Meeting of Shareholders on which the option was granted, as to all Common Shares which were subject to such option if the Optionee of the option has failed to attend at least 75% of the meetings of the Board of Directors of Zaring National which occurred in the fiscal year of Zaring National during which the option was granted;

          (6) shall not in any event be exercisable as to any Common Shares with respect to which the option is granted (including, to the extent applicable, both Common Shares with respect to which the option has not earlier become exercisable under the other provisions of the Plan and Common Shares with respect to which the option has become exercisable but has not earlier been exercised) after the earlier of the expiration of ten years from the date the option is granted or the date determined in accordance with the following provisions:

             (i) If the Optionee of the option dies while still an Outside Director of Zaring National or within 30 days after he or she ceases to be an Outside Director (or within one year after he or she ceases to be an Outside Director if such termination as an Outside Director occurs by reason of the Optionee's disability), the date which is one year after the date of the Optionee's death;

             (ii) If the Optionee of the option ceases to be an Outside Director of Zaring National by reason of having become disabled, the date which is one year after the date the Optionee ceases to be an Outside Director. For purposes of the Plan, an Optionee will be considered disabled only if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve months; or

             (iii) If the Optionee of the option ceases to be an Outside Director of Zaring National for any reason other than death or disability, the date which is three months after the date the Optionee ceases to be an Outside Director; and

          (7) shall be subject to any additional terms (but not inconsistent with the above conditions) as are specified in the applicable written option agreement.

     (h) Adjustments for Changes in Capitalization of Zaring National:
Notwithstanding any other provision of the Plan, the number and class of shares subject to the options granted under the Plan and the Option Prices of such options shall be proportionately adjusted in the event of changes in the outstanding Common Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends, and, in the event of any such change in the outstanding Common Shares, the aggregate number and class of shares available under the Plan and the number of shares as to which options may be granted shall be appropriately adjusted.

     (i) Miscellaneous Items Concerning Operation of Plan:

          (1) Any option granted under the Plan may be exercised as of any date only by written notice to the Secretary of Zaring National, signed by the Optionee of the option or such other person who is entitled to exercise the option and received during normal business hours on such date by the office of the Secretary of Zaring National. The notice shall state the number of shares with respect to which the option is being exercised and shall be accompanied by payment in full of the Option Price for such shares. If the option is exercised by anyone other than the Optionee, the notice shall be accompanied by proof of the right of such person to exercise the option. Payment for the shares shall be made in cash (which, for purposes hereof, shall be deemed to include payment in currency or by certified check, bank draft, cashier's check, or money order).

          (2) At the time of the transfer of Common Shares as a result of the exercise of an option, the Board of Directors shall, in order to ensure that all federal, state, local, and other taxes required to be withheld in connection with the exercise of such option are paid to the applicable governments, have the right, in its discretion, either: (i) to direct Zaring National to retain or sell (without notice to the applicable Optionee or such other person who exercises the option) a sufficient number of Common Shares to cover the amount of such taxes, remitting only the balance to the Optionee or such other person who exercises the option; (ii) to direct Zaring National and the Affiliated Companies to deduct the amount of such taxes from any other amounts payable by Zaring National and the Affiliated Companies to the Optionee (or his or her legal representatives or beneficiaries); (iii) to require that the Optionee or such other person who exercises the option to pay to Zaring National the amount of such taxes; or (iv) to use a combination of such methods.

          (3) For purposes of the Plan, the fair market value of a Common Share on any date shall be deemed to be: (i) the closing price on such date of a Common Share on the largest national securities exchange on which the Common Shares are then listed; or (ii) if there have been no sales of Common Shares on such exchange on such date, the average of the highest bid and lowest asked prices on such exchange at the close of business on such date; or (iii) if there are no bid or asked prices on such exchange on such date or if no national securities exchange then lists the Common Shares on such date, the fair market value of a Common Share as is determined by the Board in good faith. For purposes hereof, the NASDAQ National Market will be considered a national securities exchange as long as the information reported daily for Common Shares is substantially the same as that reported for securities listed on national securities exchanges.

          (4) If at any time the Board of Directors shall determine, in its discretion, that the listing of the Common Shares with respect to which any option is granted under the Plan on any securities exchange, the registration or qualification of such shares under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of an option or the purchase, issue, or transfer of the Common Shares with respect to which the option is granted, then such option may not be exercised in whole or in part unless and until one of the following conditions is satisfied: (i) such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, or (ii) the Optionee of the option or such other person who exercises the option shall have agreed that the Common Shares may be issued or transferred to him or her subject to any restrictions that will make it unnecessary to effect or obtain such listing, registration, qualification, consent, or approval.

     (j) Administration:

          (1) Subject to any duties or powers concerning the Plan which are given other parties under the other provisions of the Plan, the Plan shall be administered by the Board of Directors.

          (2) The grant of options under the Plan shall be effected by the execution of written option agreements in such form as is approved by the Board of Directors, which form shall comply with all provisions set forth in this Plan, and signed by a member of the Board of Directors (or any person designated as its agent for this purpose).

          (3) The Board shall, subject to the applicable provisions of the Plan, have full authority and discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board of Directors' determination as to any matter relating to the interpretation of the Plan shall be conclusive on all persons. Nothing herein shall give the Board of Directors the power to change the number of Common Shares subject to each option (except as provided in paragraph (h) above), the persons eligible to be granted options under the Plan, or any provision of an option required under the other provisions of the Plan.

     (k) No Right of Director Employment: Nothing contained in the Plan or any option granted pursuant to the Plan shall confer on any Outside Director any right to be continued in such office or interfere in any way with the right of the shareholders of Zaring National to terminate his or her employment as a Director of Zaring National at any time, in the same manner as though the Plan or any options granted hereunder were not in effect.

     (l) Amendment or Termination of Plan: The Board of Directors shall have the right to amend, suspend, or terminate this Plan at any time; provided, however, that: (i) no action shall affect adversely the rights of any Optionee under any option granted under this Plan prior to such amendment, suspension, or termination; and (ii) no amendment changing the class of persons eligible to receive options hereunder, changing the aggregate number of shares to be subject to options granted hereunder, changing the amount and Option Price of the Common Shares to be awarded under any option or the timing of any grant of an option, or materially increasing the benefits accruing to eligible persons hereunder may be made without, in any of such cases, approval by the favorable vote of a majority of the outstanding shares of Zaring National present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which Zaring National is incorporated.

     (m) Approval of Plan and Corporate Conditions on Effectiveness of Options:
This Plan, as amended and restated effective as of January 1, 1998, shall be approved by the favorable vote of a majority of the outstanding shares of Zaring National present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which Zaring National was incorporated. Notwithstanding any other provision of the Plan to the contrary, any option granted under the Plan on or after January 1, 1998 shall not be exercisable prior to such shareholder approval.

                           ZARING NATIONAL CORPORATION
             PROXY - ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder appoints Allen G. Zaring, III, John R. Brooks and John H. Wyant and each of them, as attorneys, with full power of substitution, to vote all shares in ZARING NATIONAL CORPORATION (the "Company") that the undersigned is entitled to vote at the annual meeting of the Company's shareholders to be held on Thursday, April 23, 1998 at 9:00 A.M. at the Manor House Banquet & Conference Center, 7440 Mason-Montgomery Road, Mason, Ohio 45040 and at any adjournment thereof, upon the matters indicated below and fully described in the Company's proxy statement dated on or about March 25, 1998 as well as upon any other matter properly coming before the meeting.

         The shares represented by this proxy will be voted as directed or, if no direction is specified, will be voted FOR the election of Directors, FOR the approval of amendments to the Company's Key Employees Stock Option Plan, FOR the approval of amendments to the Company's Outside Directors Stock Option Plan and FOR confirmation of the appointment of independent auditors.

1.  Election of Directors.
            FOR all nominees  [  ]                   WITHHOLD AUTHORITY   [  ]
            (except as noted below)                  to vote for all nominees
    Nominees: Allen G. Zaring, III, John R. Brooks, Murat H. Davidson, Daniel W.
              Geeding, Robert N. Sibcy and John H. Wyant

    For,except votes withheld from the following nominee(s): ___________________

2.  To approve amendments to the Company's Key Employees Stock Option Plan.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN

                  (Continued, and to be dated and signed on the reverse side)

3. To approve amendments to the Company's Outside Directors Stock Option Plan.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN


4. To confirm appointment of Arthur Andersen LLP as independent auditors of the Company for fiscal year 1998.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN

5. In their discretion, to act upon such other matters as may properly come before the meeting.


                                        Please sign name(s) exactly as printed
                                        hereon. In signing as attorney,
                                        administrator, executor, guardian or
                                        trustee, please give title as such.



                                        Date:
                                              __________________________, 1998

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                                 Signature if held jointly

                                        PLEASE MARK, SIGN AND RETURN THIS PROXY
                                        CARD PROMPTLY, USING THE ENVELOPE
                                        PROVIDED.

                           ZARING NATIONAL CORPORATION
       PROXY INSTRUCTION - ANNUAL MEETING OF SHAREHOLDERS, APRIL 23, 1998
             THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE OF THE
               ZARING NATIONAL CORPORATION RETIREMENT BENEFIT PLAN

         The undersigned shareholder instructs PNC Bank, National Association ("PNC"), as Trustee for the Zaring National Corporation Retirement Benefit Plan (the "RBP Plan"), to vote all shares of ZARING NATIONAL CORPORATION (the "Company") that are held in the RBP Plan and as to which the undersigned has the right under the policies of the RBP Plan to instruct the vote at the annual meeting of the Company's shareholders to be held on Thursday, April 23, 1998 at 9:00 A.M. at the Manor House Banquet & Conference Center, 7440 Mason-Montgomery Road, Mason, Ohio 45040 and at any adjournment thereof, in the manner indicated below and fully described in the Company's proxy statement dated on or about March 25, 1998.

         The shares represented by this proxy will be voted as directed or, if this proxy is signed and returned to PNC but no direction as to the matters noted below is specified, will be voted FOR the election of Directors, FOR the approval of amendments to the Company's Key Employees Stock Option Plan, FOR the approval of amendments to the Company's Outside Directors Stock Option Plan and FOR confirmation of the appointment of independent auditors.

1. Election of Directors.
            FOR all nominees  [  ]                    WITHHOLD AUTHORITY   [  ]
            (except as noted below)                   to vote for all nominees
   Nominees: Allen G. Zaring, III, John R. Brooks, Murat H. Davidson, Daniel W.
             Geeding, Robert N. Sibcy and John H. Wyant

   For, except votes withheld from the following nominee(s): ___________________

2. To approve amendments to the Company's Key Employees Stock Option Plan.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN

                     (Continued, and to be dated and signed on the reverse side)

3. To approve amendments to the Company's Outside Directors Stock Option Plan.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN



4. To confirm appointment of Arthur Andersen LLP as independent auditors of the Company for fiscal year 1998.

     [  ]    FOR               [  ]   AGAINST               [  ]   ABSTAIN



                                        Please sign name(s) exactly as printed
                                        hereon.



                                        Date:
                                        _________________________________, 1998

                                        ________________________________________
                                                       Signature


                                        VOTES MUST BE INDICATED (X) IN BLACK OR
                                        BLUE INK. PLEASE MARK, SIGN AND RETURN
                                        THIS PROXY CARD PROMPTLY TO PNC, USING
                                        THE ENVELOPE PROVIDED.